EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Garrett Ainsworth, President, Chief Executive Officer and Chief Financial Officer of Black Hawk Exploration Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               The quarterly report on Form 10-QSB of Black Hawk Exploration Inc. for the period ended November 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Black Hawk Exploration Inc.

Dated: January 18, 2008

/s/ Garrett Ainsworth
Garrett Ainsworth
Chief Executive Officer (Principal Executive Officer) Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)